GreaterBuffalo Savings Bank

First Niagara

November 8, 2007

FNB/GBSB Conversion Welcome Letter – Draft 5
John Q. Sample
123 Main Street
Anytown, NY 12345

Dear John Q. Sample,

On September 10, 2007, we announced that Greater Buffalo Savings Bank and First Niagara Bank, the two leading community banks based in Western New York, would be joining together. An important goal in our merging is to provide businesses and consumers with an exceptional customer experience that will make us the best community bank throughout Western and Upstate New York.

When our two banks join together, you will enjoy greater convenience through 36 branch locations locally and more than 115 branches statewide. You'll also have access to a variety of new and competitive services, including:

- A full range of consumer, business and municipal banking services;
- Sophisticated commercial cash management, remote deposit capture and merchant services;
- A wide range of insurance and risk management solutions through First Niagara Risk Management, Inc., the largest insurance agency in upstate New York.

The merger is expected to be completed in February 2008, pending shareholder and regulatory approval. Once that occurs, all of your Greater Buffalo Savings Bank accounts will become First Niagara Bank accounts. In anticipation of receiving approvals, we are working on plans to integrate our two organizations to ensure a smooth transition for customers.

In the coming months, we will be updating you on our progress and providing detailed information so that you will be aware of any modifications that occur. Right now, we want to give you advance notice about the planned consolidation of several branch locations that are in close proximity to each other. Please note that any branch consolidations will not occur until after all necessary approvals are received and our merger is completed. Until then, it is business as usual.

In deciding which branches to close, First Niagara carefully considered which locations would provide you with the greatest level of convenience and access to services. The brochure we have enclosed lists the Greater Buffalo Savings Bank branches that will be affected, as well as those that will remain open as First Niagara Bank branches after our two banks join together. Additionally, we will be merging three First Niagara Bank branches with nearby Greater Buffalo Savings Bank branches in Depew, Kenmore, and in the Walker Center in Williamsville.

(over, please)

Our two organizations are working together closely to ensure our merger is a positive experience for you. In the meantime, if you have any questions, we would encourage you to call First Niagara's toll free number, **1-800-421-0004**. Choose option # 8 to speak with a customer service representative who will be glad to help make your transition to First Niagara as easy as possible.

Sincerely,

Andrew W. Dorn, Jr.	John R. Koelmel
President and CEO	President and CEO
Greater Buffalo Savings Bank and Great Lakes Bancorp, Inc.	First Niagara Bank and First Niagara Financial Group, Inc.

Great Lakes Bancorp and First Niagara will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Niagara and Great Lakes, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by First Niagara can be obtained, when available and without charge, by directing a request to Great Lakes Bancorp, Inc., Attention: Andrew W. Dorn, Jr., 2421 Main Street, Buffalo, New York (716) 961-1920 or to First Niagara Financial Group, Inc., Attention: Anthony M. Alessi, Investor Relations, 6950 South Transit Road, P.O. Box 514, Lockport, New York, (716) 625-7692.

Great Lakes, First Niagara and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Great Lakes in connection with the acquisition. Information about the directors and executive officers of Great Lakes and their ownership of Great Lakes common stock is set forth in Great Lakes' most recent proxy statement as filed with the SEC on April 12, 2007, which is available at the SEC's Internet site (http://www.sec.gov) and at Great Lakes' address in the preceding paragraph. Information about the directors and executive officers of First Niagara is set forth in First Niagara's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from First Niagara at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

November 8, 2007

FNB/GBSB Conversion Welcome Letter Tonawanda – Draft 5
John Q. Sample
123 Main Street
Anytown, NY 12345

Dear John Q. Sample,

On September 10, 2007, we announced that Greater Buffalo Savings Bank and First Niagara Bank, the two leading community banks based in Western New York, would be joining together. An important goal in our merging is to provide businesses and consumers with an exceptional customer experience that will make us the best community bank throughout Western and Upstate New York.

When our two banks join together, you will enjoy greater convenience through 36 branch locations locally and more than 115 branches statewide. You'll also have access to a variety of new and competitive services, including:

- A full range of consumer, business and municipal banking services;
- Sophisticated commercial cash management, remote deposit capture and merchant services;
- A wide range of insurance and risk management solutions through First Niagara Risk Management, Inc., the largest insurance agency in upstate New York.

The merger is expected to be completed on February 15, 2008, pending shareholder and regulatory approval. Once that occurs, all of your Greater Buffalo Savings Bank accounts will become First Niagara Bank accounts. In anticipation of receiving approvals, we are working on plans to integrate our two organizations to ensure a smooth transition for customers.

In the coming months, we will be updating you on our progress and providing detailed information so that you will be aware of any modifications that occur. Right now, we want to give you advance notice about the planned consolidation of several branch locations that are in close proximity to each other. Please note that any branch consolidations will not occur until after all necessary approvals are received and our merger is completed. Until then, it is business as usual.

In deciding which branches to close, First Niagara carefully considered which locations would provide you with the greatest level of convenience and access to services. The brochure we have enclosed lists the Greater Buffalo Savings Bank branches that will be affected, as well as those that will remain open as First Niagara Bank branches after our two banks join together. The list includes Greater Buffalo's Tonawanda location. The last day of business at 3438 Delaware Avenue, Kenmore, NY will be Friday, February 15, 2008. All files and accounts will be transferred to First Niagara's Tonawanda branch, 1776 Sheridan Drive, Buffalo, NY effective Tuesday, February 19, 2008.

(over, please)

November 8, 2007

FNB/GBSB Conversion Welcome Letter Getzville – Draft 5
John Q. Sample
123 Main Street
Anytown, NY 12345

Dear John Q. Sample,

On September 10, 2007, we announced that Greater Buffalo Savings Bank and First Niagara Bank, the two leading community banks based in Western New York, would be joining together. An important goal in our merging is to provide businesses and consumers with an exceptional customer experience that will make us the best community bank throughout Western and Upstate New York.

When our two banks join together, you will enjoy greater convenience through 36 branch locations locally and more than 115 branches statewide. You'll also have access to a variety of new and competitive services, including:

- A full range of consumer, business and municipal banking services;
- Sophisticated commercial cash management, remote deposit capture and merchant services;
- A wide range of insurance and risk management solutions through First Niagara Risk Management, Inc., the largest insurance agency in upstate New York.

The merger is expected to be completed on February 15, 2008, pending shareholder and regulatory approval. Once that occurs, all of your Greater Buffalo Savings Bank accounts will become First Niagara Bank accounts. In anticipation of receiving approvals, we are working on plans to integrate our two organizations to ensure a smooth transition for customers.

In the coming months, we will be updating you on our progress and providing detailed information so that you will be aware of any modifications that occur. Right now, we want to give you advance notice about the planned consolidation of several branch locations that are in close proximity to each other. Please note that any branch consolidations will not occur until after all necessary approvals are received and our merger is completed. Until then, it is business as usual.

In deciding which branches to close, First Niagara carefully considered which locations would provide you with the greatest level of convenience and access to services. The brochure we have enclosed lists the Greater Buffalo Savings Bank branches that will be affected, as well as those that will remain open as First Niagara Bank branches after our two banks join together. The list includes Greater Buffalo's Getzville location. The last day of business at 315 Stahl Road, Getzville, NY will be Friday, February 15, 2008. All files and accounts will be transferred to First Niagara's Crosspoint branch, 35 Crosspoint Parkway, in Amherst, NY effective Tuesday, February 19, 2008.

(over, please)